Sun Bancorp, Inc.

Financials as of March 31, 2014

Thomas M. O'Brien
President & CEO

Thomas R. Brugger
EVP & CFO

Sun Bancorp, Inc.

NASDAQ: SNBC

Caution Regarding Forward-Looking Information

During the course of this presentation, management may make forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995, concerning the financial condition, results of operations and business of Sun Bancorp, Inc. (the "Company"). Forward-looking statements are statements that include projections, predictions, expectations or beliefs about events or results or otherwise are not statements of historical facts, including statements regarding the ability to achieve profitability and peer or better profitability metrics, reducing Company risk and complexity, the goal of the Company and Sun National Bank (the "Bank") having best in peer group asset quality metrics, executing on the Company's business strategy, including doing well in commercial and industrial and commercial real estate lending, relationship consumer lending and retail and commercial relationship oriented deposit gathering, deferred tax asset recovery potential, demographics supporting organic growth, projected household income, reducing operating expenses, exiting slow markets, avoiding large costs and adding gains, shrinking the balance sheet to enhance capital ratios, avoiding long term workouts and OREO, remediating all regulatory issues, enhancing performance and efficiency at existing branch locations, transformation occurring over time to a new model, taking market share from major competitors, and completing the transactions covered by the Company's strategic restructuring plan within the time frame(s) indicated, including completion of future branch closures and sales.

Actual results and trends could differ materially from those set forth in such statements and there can be no assurances that we will achieve profitability and peer or better profitability metrics, reduce Company risk and complexity, have best in peer group Company and Bank asset quality metrics, execute on the Company's business strategy, do well in commercial and industrial and commercial real estate lending, relationship consumer lending and retail and commercial relationship oriented deposit gathering, have a reversal in all or part of the valuation allowance on our deferred tax asset, allowing us to recover any of our net deferred tax asset, achieve organic growth based on demographics, that household income will increase as projected, reduce operating expenses, exit slow markets, avoid large costs and add gains, enhance capital ratios, avoid long term workouts and OREO, remediate all regulatory issues, enhance performance and efficiency at existing branch locations, transform our operations over to our new desired business model, take market share from major competitors, or complete the transactions contemplated in the Company's strategic restructuring plan when or as desired.

Caution Regarding Forward-Looking Information

Sun Bancorp, Inc.

Factors that could cause actual results to differ from those expressed or implied by such forward-looking statements include, but are not limited to: (i) competition among providers of financial services; (ii) changes in laws and regulations, including without limitation changes in capital requirements under the federal prompt corrective action regulations; (iii) changes in business strategy or an inability to execute strategy due to the occurrence of unanticipated events; (iv) the failure to complete any or all of the transactions contemplated in the Company's comprehensive strategic restructuring plan on the terms currently contemplated; (v) local, regional and national economic conditions and events and the impact they may have on the Company, the Bank and its customers; (vi) the ability to attract deposits and other sources of liquidity; (vii) changes in the financial performance and/or condition of the Bank's borrowers; (viii) changes in the level of non-performing and classified assets and charge-offs; (ix) changes in estimates of future loan loss reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; (x) inflation, interest rate, securities market and monetary fluctuations; (xi) changes in consumer spending, borrowing and saving habits; (xii) the ability to increase market share and control expenses; (xiii) volatility in the credit and equity markets and its effect on the general economy; and (xiv) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; and (xv) and those detailed under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's Form 10-K for the fiscal year ended December 31, 2013, and its Form 10-Q for the quarter ended March 31, 2014, and in other filings made pursuant to the Securities Exchange Act of 1934, as amended. Therefore, no undue reliance should be placed on any forward-looking statements. The Company does not undertake, and specifically disclaims, any obligation to publicly release the results of any revisions that may be made to any such forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Non-GAAP Information

This presentation contains financial information calculated by methods other than in accordance with Generally Accepted Accounting Principles in the United States of America ("GAAP"). Management uses these "non-GAAP" measures in their analysis of the Company's performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrating the effects of significant gains and charges in the current period. The Company believes that a meaningful analysis of its financial performance requires an understanding of the factors underlying that performance. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Management uses these measures to evaluate the underlying performance and efficiency of operations. Management believes these measures reflect core trends of the business. Tangible equity, tangible book value per share, deferred tax asset per share and efficiency ratios are non-GAAP measures. A reconciliation of these adjusted non-GAAP measures to the most directly comparable GAAP measures is included as an appendix to this presentation. References to peer group in this presentation include the following banks : Sterling Bancorp (STL), S&T Bancorp (STBA), Metro Bancorp (METR), Peapack Gladstone (PGC), Center Bancorp (CNBC), Hudson Valley Holding (HVB), Sandy Spring Bancorp (SASR), Univest Corporation (UVSP), Lakeland Bancorp (LBAI), Community Bank System (CBU), Tompkins Financial (TMP), NBT Bancorp (NBTB), National Penn Bancshares (NPBC), Financial Institutions (FISI), Cape Bancorp (CBNJ), and First Commonwealth Financial (FCF).

Table of Contents

Executive Summary

Sun Bancorp, Inc.

Executive Summary

- Announced major restructuring : Took aggressive action to improve profitability, reduce risk and reduce complexity
- New management and strategic direction
- Clean balance sheet with solid asset quality metrics
- New strategy : Focus on doing a few things well
  - C&I and Commercial Real Estate lending
  - Relationship consumer lending (secured)
  - Retail and commercial relationship oriented deposit gathering
- Net deferred tax asset recovery potential is $119.6 million or 57% of tangible book value

Selected Financial Data & Projections

Sun Bancorp, Inc.

Dollars in millions	ACTUAL					
	2010	2011	2012	2013	Q1 2014	Post Restructuring Estimate
Branches	57	56	53	51	51	~ 35
Full Time Equivalent	661	677	741	658	640	435 to 450
Assets	$3,418	$3,184	$3,224	$3,088	$3,038	$2,400 to $2,600
Loans	$2,535	$2,314	$2,397	$2,158	$2,100	$1,600 to $1,800
Deposits	$2,940	$2,668	$2,713	$2,622	$2,573	$1,900 to $2,100
Classified Assets	$359	$198	$168	$109	$106	$25 to $35
Non-Performing Loans	$174	$108	$96	$38	$37	$8 to $12
Allowance for Loan Losses	$82	$42	$46	$36	$34	
Net Charge-Offs	-$80	-$115	-$53	-$11	-$2	
Net Interest Margin	3.50%	3.50%	3.43%	3.05%	3.07%	3.15% to 3.30%
Net Interest Income	$111	$104	$98	$90	$21	$18 to $20 / quarter
Provision for Loan Losses	$102	$74	$57	$1	$0	
Non-Interest Income	$16	$13	$29	$32	$5	$3 to $4 / quarter
Non-Interest Expense	$201	$110	$120	$130	$28	~ $20 / quarter
Pretax Income	-$176	-$67	-$51	-$10	-$2	
Efficiency Ratio	159%	94%	95%	107%	106%	
Deferred Tax Asset	$71	$95	$116	$127	$120	~ $125

Corporate Overview

Sun Bancorp, Inc.

Statewide NJ Presence*

Company Overview

- NJ's 3rd largest commercial bank
- Headquarters: Mount Laurel, NJ
- 50 Branch Locations
- Assets: $3 billion
- Deposits: $2.57 billion
- Net Loans HFI: $2.1 billion
- Fee-Based Businesses:
  - Cash Management
  - Mutual Funds & Annuities
  - Deposit Fees
- Equity: $248.9 million
- Market Cap: $291.5 million
- Significant institutional ownership by WL Ross (24.4%), Siguler Guff (9.8%), and Anchorage (9.8%)
- 27 Branches have been closed, sold or consolidated in the past seven years (another 3 consolidations scheduled and 6 to 10 potential sales in 2014/2015)

Company Footprint



Sussex
Passaic
Bergen
Warren
Morris
Essex
Hudson
Union
Hunterdon
Somerset
Middlesex
PENNSYLVANIA
Bucks
Montgomery
Mercer
Monmouth
NEW JERSEY
Philadelphia
Ocean
Burlington
Camden
Gloucester
Salem
Atlantic
Cumberland
Cape May
Corporate Headquarters – 1
Existing Community Banking Centers – 40
Committed agreement with Sturdy Savings Bank – 7
Branch Consolidation – 3
TOTAL Locations – 51

*NJ Market Statistics***

County	Market Deposits per square mile ($000)
Salem	2,736
Cape May	10,383
Mercer	60,679
Middlesex	82,301
Essex	180,942
Hudson	616,350

* Numbers as of 3/31/2014

** Numbers as of 12/31/2013 - Source: SNL Financial

Excellent Demographics Support Organic Growth

- New Jersey's affluence and population density make it one of the nation's most demographically-attractive states

Top 10 States – Population Density [1]



NJ
RI
MA
CT
MD
DE
NY
FL
PA
OH
0
500
1000

Top 10 States – HH Income



MD
NJ
CT
AK
MA
HI
DC
NH
VA
CA
$52,000
$57,000
$62,000
$67,000

Projected % HH Income Growth '12-'17



20
15
10
5
0
US
NJ

[1] Based on US Census Bureau Estimates for July 1, 2011
Source: SNL Financial and US Census Bureau

Management

Name	Title	Years of Banking Experience	Background
Thomas M. O'Brien	President & Chief Executive Officer	37	President and Chief Executive Officer of State Bank of Long Island/State Bancorp, Inc. and Atlantic Bank of New York, Trustee and Audit Chair of $175B Prudential Insurance Funds
Thomas R. Brugger	Chief Financial Officer	25	CFO of Customers Bancorp and Treasurer of Sovereign Bancorp, Inc.
Michele Estep	Chief Administrative Officer	22	Progressive senior leadership roles at KeyBank
Albert J. Celini	Chief Risk Officer	26	Regulatory Advisory at Freddie Mac, Chief Risk Officer & CFO at Ally Bank and Senior Financial roles at Citi
Nicos Katsoulis	Chief Lending Officer (pending regulatory approval)	29	Principal of Hudson Capital Group, LLC., former Chief Lending Officer at Atlantic Bank of New York, Director and Lending Chair of State Bancorp.
Anthony J. Morris	Chief Banking Officer (pending regulatory approval)	30	Leadership roles at CIT Group, State Bank of Long Island, Atlantic Bank of New York, Long Island Savings Bank, and National Westminster Bank
Flaviano Sabater	Chief Auditor	30	Chief Auditor at State Bank of Long Island and Atlantic Bank of New York
Imran Riaz	Chief Credit Officer	25	Progressive leadership roles at TD Bank

Strategic Overview

Sun Bancorp, Inc.

Summary of Restructuring (announced 7/3/2014)

Sun Bancorp, Inc.

Sell 10-15 branches / close & consolidate another 4 branches

- Reduce operating expenses – appropriate branch count is +/- 35
- Strategically exit slow markets in South Jersey via branch sales; future focus in Central & North Jersey and New York City
- Selling branches avoids large one-time costs from closure and adds gains from the sales
- Shrink the balance sheet to enhance capital ratios

Accelerate disposition of problem loans to improve efficiency and drive risk lower

- Sold $71 million of problem commercial loans
- Reclassified $24.4 million of non-performing and higher risk consumer loans to held for sale
- Avoid long term workouts and Other Real Estate Owned thus incur minimal workout expenses going forward

Eliminate non-core business units

- Sun Home Loans
- Specialty Commercial Lending including Asset Based Lending, Healthcare and Syndications
- De emphasize home equity lending / emphasize secured relationship consumer lending
- Eliminate excess costs in the back office supporting present day complexity

Focus on doing a few things well

- C&I / Commercial Real Estate – relationship driven
- Deposit gathering – retail & commercial

Declared a 1 for 5 Reverse Stock Split

- Record date of August 8, 2014; Effective date of August 11, 2014

One time charge from restructure activity expected to be $20MM in Q2 2014

2014/2015 Priorities

- Focus on remediating all regulatory issues
- Execute restructuring plan
  - Complete sale of branches to Sturdy Savings Bank (Q1 2015)
  - Complete the consolidation of 4 branches (Q4 2014)
  - Explore the sale of additional locations in South Jersey (ongoing)
  - Finalize headcount reductions in the back office and complete management team enhancements (Q4 2014)
  - Finalize the closure of the mortgage company, asset-based lending and health care lending (Q4 2014)
- Begin execution of a focused commercial lending strategy
- Enhance performance and efficiency at existing branch locations
- 2015 : Begin 3 year plan to generate sustained profitability and achieve peer or better profitability metrics

Portfolio & Financial Overview

Sun Bancorp, Inc.

Lending Mix

Sun Bancorp, Inc.

Commercial

- C&I (grow)
- Commercial Real Estate (grow)
- Asset Based Lending (exit)
- Healthcare Lending (exit)
- Business Banking (sustain)

Retail

- Residential Mortgage (deemphasize)
- Relationship Home Equity (deemphasize)



32%
27%
2%
5%
6%
1%
16%
10%
2%
(Total Yield: 4.15%)
C&I (4.02%)
CRE (4.20%)
ABL (3.82%)
HC (4.83%)
Small Business (5.01%)
Other Commercial (6.08%)
Residential Mortgage (3.57%)
Home Equity (4.06%)
Other Consumer (6.99%)

Q1 2014 information

Deposit Mix

Sun Bancorp, Inc.

Retail

- Traditional relationship based retail model
- Transformation occurring over time to new model with less bricks and mortar and more electronic delivery
- Significant opportunity to take share from major market share competitors

Commercial

- Relationship based operating accounts
- Sophisticated Cash Management product suite

Product



23%
22%
18%
37%
Non-Interest DDA (0 bps)
Interest DDA (27 bps)
MMA / Savings (30 bps)
CDs (85 bps)

Type



4%
8%
24%
64%
Consumer (44 bps)
Business / Commercial (10 bps)
Public Funds (7 bps)
Broker (113 bps)

(Total Cost of Deposits: 35 bps)

Q1 2014 information

Asset Quality

Sun Bancorp, Inc.

Asset Quality Improvement

- At June 30, 2014, estimated non-accrual loans held for investment to be $11.6 million or 0.6% of loans held for investment down from $37.3 million or 1.8% of loans in the first quarter
- Classified assets held for investment fell from $105.6 million at March 31, 2014 to an estimated $30.4 million at June 30, 2014, a 71% reduction in one quarter
- Pro forma asset quality metrics to be in the top tier among the peer group
- $24.4 million of non-performing and higher risk consumer loans marked to market value and moved to held for sale
- Non-performing loans which peaked at $213.2 million or 8.0% of loans in Q3 of 2010 have now been reduced to minimal levels of $11.1 million or 0.6% of loans

Asset Quality Improvement



Sun Bancorp, Inc. (NASDAQ: SNBC)
NPLs/ Loans (%)
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
03/07 Q
06/07 Q
09/07 Q
12/07 Q
03/08 Q
06/08 Q
09/08 Q
12/08 Q
03/09 Q
06/09 Q
09/09 Q
12/09 Q
03/10 Q
06/10 Q
09/10 Q
12/10 Q
03/11 Q
06/11 Q
09/11 Q
12/11 Q
03/12 Q
06/12 Q
09/12 Q
12/12 Q
03/13 Q
06/13 Q
09/13 Q
12/13 Q
03/14 Q
*
Source: SNL Financial

* NPL / Loans held for investment expected to be approximately 0.6% at June 30, 2014

Asset Quality Improvement


Sun Bancorp, Inc. (NASDAQ: SNBC)
Classified Loans ($000)
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
12/10 Q
03/11 Q
06/11 Q
09/11 Q
12/11 Q
03/12 Q
06/12 Q
09/12 Q
12/12 Q
03/13 Q
06/13 Q
09/13 Q
12/13 Q
03/14 Q
*
Source: SNL Financial

* Classified Loans expected to be approximately $25 million at June 30, 2014

Sun Bancorp, Inc. – Stock Price $3.91 (as of 7/22/14)



SNBC – Market Cap *(in millions)*



500
400
300
200
100
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14

Dollars in thousands	3/31/14	Adjustments *	Adjusted 3/31/14
Share Count	86,766	301	87,068
Total Shareholders' Equity	248,898	-19,000	229,898
Intangibles	38,709	0	38,709
Tangible Equity	**210,189**	**-19,000**	**191,189**
Book Value / Share	2.87		2.64
Tangible Book Value / Share	**2.42**		**2.20**
DTA / Share	1.38		1.47
TBV with DTA	**3.80**		**3.66**
Deferred Tax Asset (Gross)	119,600	8,000	127,600
Deferred Tax Asset (Net)	0	0	0

* Adjustments include $1 million purchase of common stock by new CEO Tom O'Brien + estimated restructuring charge impact

Note : Restructuring charge previosuly estimated to be $20 million

Source: SNL Financial

Appendix

Sun Bancorp, Inc.

Non-GAAP Reconciliation

($ in 000's, except per share data)

	3/31/2014	Adjusted 3/31/14
Tangible book value per share :		
Shareholder's Equity	248,898	229,898
Less: Intangible assets	38,709	38,709
Tangible Equity	210,189	191,189
Common Stock	88,709	89,010
Less: Treasury Stock	1,943	1,943
Total outstanding shares	86,766	87,067
Tangible book value per share	2.42	2.20
Deferred tax asset per share :		
Deferred tax asset	119,600	127,600
Total outstanding shares	86,766	87,067
Deferred tax asset per share	1.38	1.47

	2010	2011	2012	2013	Q1 2014
Efficiency Ratio:					
Non-interest expense	201,052	110,225	119,833	129,949	27,888
Net interest income	110,962	103,528	97,848	89,769	21,392
Non-interest income	15,512	13,468	28,675	31,681	4,949
Total income	126,474	116,996	126,523	121,450	26,341
Efficiency ratio	159%	94%	95%	107%	106%